UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 20, 2011

Alliance Bancorp, Inc. of Pennsylvania
(Exact name of registrant as specified in its charter)

Pennsylvania	000-54246	90-0606221
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

541 Lawrence Road, Broomall, Pennsylvania		19008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(610) 353-2900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) – (d)  Not applicable.

(e)         On July 20, 2011, the shareholders of Alliance Bancorp, Inc. of Pennsylvania (“Alliance Bancorp”) approved the Alliance Bancorp, Inc. of Pennsylvania 2011 Stock Option Plan (the “Stock Option Plan”).  Pursuant to the terms of the Stock Option Plan, options to acquire up to 325,842 shares of Alliance Bancorp common stock may be granted to employees and non-employee directors of Alliance Bancorp and employees and non-employee directors of its wholly owned subsidiary, Alliance Bank.

Also, on July 20, 2011, the shareholders of Alliance Bancorp approved the Alliance Bancorp, Inc. of Pennsylvania 2011 Recognition and Retention Plan and Trust Agreement (the “RRP”).  Pursuant to the terms of the RRP, awards of up to 218,977 shares of restricted common stock of Alliance Bancorp, may be granted to employees and non-employee directors of Alliance Bancorp and employees and non-employee directors of Alliance Bank.

For additional information, reference is made to the Stock Option Plan and the RRP, which are incorporated by reference herein as Exhibits 10.1 and 10.2, respectively, and the press release dated July 20, 2011, which is included herein as Exhibit 99.1, and incorporated herein by reference.

    (f)    Not applicable.

Item 5.07            Submission of Matters to a Vote of Security Holders

    (a)    Special Meeting of Shareholders of Alliance Bancorp was held on July 20, 2011.

    (b)   There were 5,474,437 shares of common stock, par value $.01 per share, of Alliance Bancorp (“Common Stock”) eligible to be voted at the Special Meeting and there were 4,365,030 shares of Common Stock represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Special Meeting and the results of the vote on each proposal were as follows:

1.           To approve the adoption of the Alliance Bancorp, Inc. of Pennsylvania 2011 Stock Option Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

3,036,920	1,268,271	59,839	--

2. To approve the adoption of the Alliance Bancorp, Inc. of  Pennsylvania 2011 Recognition and Retention Plan and Trust Agreement:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

2,976,880	1,328,286	59,864	--

    The 2011 Stock Option Plan and the 2011 Recognition and Retention Plan and Trust Agreement were adopted by the shareholders of Alliance Bancorp at the Special Meeting.

Item 9.01              Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

The following exhibits are included herewith.

Number	Description
10.1	Alliance Bancorp, Inc. of Pennsylvania 2011 Stock Option Plan (1)
10.2	Alliance Bancorp, Inc. of Pennsylvania 2011 Recognition and Retention Plan and Trust Agreement (2)
99.1	Press Release dated July 20, 2011
__________________

(1)	Incorporated by reference to Appendix A to the definitive proxy statement, dated June 13, 2011, filed by Alliance Bancorp, Inc. of Pennsylvania with the SEC on June 13, 2011 (SEC File No. 000-54246).
(2)	Incorporated by reference to Appendix B to the definitive proxy statement, dated June 13, 2011, filed by Alliance Bancorp, Inc. of Pennsylvania with the SEC on June 13, 2011 (SEC File No. 000-54246).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCE BANCORP, INC. OF PENNSYLVANIA

Date: July 20, 2011	By:	/s/ Peter J. Meier
Peter J. Meier
Executive Vice President and
Chief Financial Officer

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